                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06094

                                   ----------

                       THE LATIN AMERICA EQUITY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              466 Lexington Avenue, New York, New York   10017-3140
              (Address of Principal Executive Offices)   (Zip Code)

                               J. Kevin Gao, Esq.
                       The Latin America Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 to June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

THE LATIN AMERICA
EQUITY FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2006
(UNAUDITED)

[AMERICAN STOCK EXCHANGE(R) LOGO]
LISTED
LAQ

LAQ-SAR-0606

CONTENTS

Letter to Shareholders                                                        1
Portfolio Summary                                                             3
Schedule of Investments                                                       5
Statement of Assets and Liabilities                                          10
Statement of Operations                                                      11
Statement of Changes in Net Assets                                           12
Financial Highlights                                                         14
Notes to Financial Statements                                                16
Results of Annual Meeting of Shareholders                                    22
Privacy Policy Notice                                                        23
Description of InvestLink(SM) Program                                        24
Proxy Voting and Portfolio Holdings Information                              27

LETTER TO SHAREHOLDERS

                                                                  August 2, 2006

DEAR SHAREHOLDER:

For the six month period ended June 30, 2006, The Latin America Equity Fund, Inc. (the "Fund") had an increase in its net asset value (NAV) of 14.47%, assuming reinvestment of dividends and distributions. By comparison, the Morgan Stanley Capital International Latin America Index* had an increase of 12.02% (net of dividend taxation) for the period. Based on market price, the Fund's shares rose 19.01%. As a result, the Fund's discount to its NAV stood at 10.16%, compared with a discount of 13.59% at the beginning of the period.

FUND NOW TRADING ON AMEX

Effective May 11, 2006, the Fund is listed on, and has commenced trading on, the American Stock Exchange, LLC ("AMEX"). The Fund opted to make the move based on listing costs. The Fund estimates that the Fund's annual listing fees will decline substantially. The Fund continues to trade under the same ticker symbol
(LAQ).

MARKET OVERVIEW: POSITIVE THOUGH TURBULENT

The world's emerging equity markets had positive, though volatile, performance in the period. The group started the year on a bright note, extending a rally begun in 2003. Emerging markets turned sharply down in May, however, when worries over US inflation and global interest-rates sparked a broad sell off that hit riskier asset classes the hardest. The group suffered a peak-to-trough fall of 25%, before staging a partial rebound late in the period.

For the period as a whole, most emerging market countries had gains. Brazil was among the best performers, with its local-market gains boosted in dollar terms due to strength in Brazil's currency. This helped Latin America outperform the broader emerging market group, as did strong gains from Argentina, Venezuela and Peru. Mexico, while positive, was a laggard.

PERFORMANCE: AIDED BY STOCK SELECTION

The Fund's outperformance in the period reflected good stock selection in the consumer staples, industrials, telecommunications and utilities sectors. The Fund's overweighting in the consumer discretionary sector modestly detracted from its relative return, as that sector underperformed.

THE PORTFOLIO AND OUTLOOK

With regard to recent noteworthy portfolio activity, we slightly reduced our position in a Mexican homebuilder whose growth rates, we anticipate, will lag its industry peers. That said, we have remained heavily overweighted in Mexican homebuilders as a whole. Our purchases included several large cap Mexican names, such as a retail store chain, a mobile telephony operator and a cement producer. All of these had underperformed in the May sell off and had become more attractive to us (as a result of the purchases, we became less underweighted in these companies). In addition, we took advantage of price volatility to increase our position in a Mexican airport operator. We also participated in the IPO of a Brazilian software company that came to market attractively priced, in our view. From a sector standpoint, we modestly increased our exposure to the consumer discretionary and industrial areas. We reduced our position in the financials sector.

Recent market volatility notwithstanding, we view the May/June correction as a normal and even healthy one, considering the strong market conditions last year and into early 2006. We believe the pullback was more a reflection of shifting risk appetite generally, as opposed to economic and financial fundamentals, which, in our view, continue to improve for the most part. On the political front, we believe that the recent (narrowly decided) election of Felipe Calderon in Mexico leaves investors with less to worry about through the remainder of the year. In this context, we will continue to seek to use short-term market downturns as buying opportunities in companies we favor.

Respectfully,


/s/ Matthew J.K. Hickman
----------------------------------------
Matthew J.K. Hickman
Chief Investment Officer**


/s/ Steven B. Plump
----------------------------------------
Steven B. Plump
Chief Executive Officer and President***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

* The Morgan Stanley Capital International Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in Latin America that includes reinvestment of dividends (net of taxes). It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Matthew J.K. Hickman, Director, is a portfolio manager specializing in Latin American equities and is primarily responsible for management of the Fund's assets. He joined in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel; an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear, Stearns and James Capel; and an equity analyst and member of the management team for the Five Arrows Chile Fund at Rothschild Asset Management. Mr. Hickman holds a BA in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French. He is also the Chief Investment Officer of The Chile Fund, Inc.

*** Steven B. Plump is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to Credit Suisse in 1999 when it acquired WPAM.

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2006 (UNAUDITED)

GEOGRAPHIC ASSET BREAKDOWN

                                    [CHART]

                           AS A PERCENT OF NET ASSETS

                                      30-JUN-06   31-DEC-05
                                      ---------   ---------
Argentina                                2.30%       1.60%
Brazil                                  60.60%      57.50%
Chile                                    7.00%       7.40%
Colombia                                 1.30%       1.70%
Latin America                            0.40%       0.40%
Mexico                                  26.70%      27.30%
Peru                                     0.50%       0.90%
Venezuela                                0.60%       0.20%
Global                                   0.50%       0.80%
Cash and Other Assets                    0.10%       2.30%

SECTOR ALLOCATION

                                    [CHART]

                           AS A PERCENT OF NET ASSETS

                                      30-JUN-06   31-DEC-05
                                      ---------   ---------
Beverages                                5.90%       6.90%
Commercial Banks                         8.70%      10.20%
Construction Materials                   2.90%       2.80%
Diversified Telecommunication            6.00%       6.40%
Electric Utilities                       3.70%       1.70%
Food Products                            4.30%       4.10%
Household Durables                       3.50%       4.10%
Media                                    3.20%       3.20%
Metals & Mining                         12.70%      12.90%
Oil, Gas & Consumable Fuels             15.20%      13.60%
Transportation Infrastructure            2.40%       1.20%
Water Utilities                          2.80%       2.10%
Wireless Telecommunication Services      8.40%       7.60%
Other Sectors                           20.50%      23.20%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                 PERCENT OF
      HOLDING                                                   SECTOR                 COUNTRY   NET ASSETS
-----------------------------------------------------------------------------------------------------------
 1.   Petroleo Brasileiro S.A.                       Oil, Gas & Consumable Fuels       Brazil       15.2
 2.   Companhia Vale do Rio Doce                           Metals & Mining             Brazil        7.6
 3.   America Telecom, S.A. de C.V               Wireless Telecommunication Services   Mexico        4.2
 4.   America Movil S.A. de C.V.                 Wireless Telecommunication Services   Mexico        3.3
 5.   Uniao de Bancos Brasileiros S.A.                    Commercial Banks             Brazil        3.2
 6.   Tele Norte Leste Participacoes S.A.           Diversified Telecommunication      Brazil        2.9
 7.   Cemex, S.A. de C.V.                               Construction Materials         Mexico        2.9
 8.   Fomento Economico Mexicano, S.A. de C.V.                Beverages                Mexico        2.3
 9.   Cosan SA Industria e Comercio                         Food Products              Brazil        2.0
10.   Grupo Televisa S.A.                                       Media                  Mexico        2.0

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                         NO. OF
DESCRIPTION                                              SHARES         VALUE
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-99.89%
ARGENTINA-2.29%
DIVERSIFIED TELECOMMUNICATION-0.14%
Nortel Inversora S.A., PNB, ADR+                            45,700   $   352,804
                                                                     -----------
ENERGY EQUIPMENT & SERVICES-1.04%
Tenaris S.A., ADR                                           65,500     2,652,095
                                                                     -----------
FOOD PRODUCTS-0.41%
Cresud S.A.C.I.F. y A., ADR                                 76,600     1,035,632
                                                                     -----------
METALS & MINING-0.22%
Ternium SA, ADR+                                            23,200       560,744
                                                                     -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT-0.15%
IRSA Inversiones y Representaciones S.A., GDR+              33,900       380,697
                                                                     -----------
THRIFTS & MORTGAGE FINANCE-0.33%
Banco Hipotecario S.A., ADR+                               250,300       852,246
                                                                     -----------
TOTAL ARGENTINA
   (Cost $4,506,889)                                                   5,834,218
                                                                     -----------
BRAZIL-60.62%
AEROSPACE & DEFENSE-0.74%
Empresa Brasileira de Aeronautica S.A., ADR                 52,100     1,900,087
                                                                     -----------
AIRLINES-1.76%
Tam S.A., PN                                               164,100     4,484,932
                                                                     -----------
BEVERAGES-1.69%
Companhia de Bebidas das Americas, ADR                      22,600       827,160
Companhia de Bebidas das Americas, PN, ADR                  84,800     3,498,000
                                                                     -----------
                                                                       4,325,160
                                                                     -----------
BUILDING PRODUCTS-0.38%
Duratex S.A., PN                                           107,900       971,686
                                                                     -----------
COMMERCIAL BANKS-6.16%
Banco Itau Holding Financeira S.A., PN                     139,900   $ 4,078,868
Investimentos Itau S.A., PN                                886,822     3,573,103
Itausa-Investimentos Itau S.A.+                              3,878        15,607
Uniao de Bancos Brasileiros S.A., GDR                      121,100     8,039,829
                                                                     -----------
                                                                      15,707,407
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES-0.31%
American Banknote SA+                                      122,100       789,835
                                                                     -----------
CONSTRUCTION & ENGINEERING-0.16%
Lupatech SA+                                                42,200       413,372
                                                                     -----------
CONTAINERS & PACKAGING-0.54%
Klabin S.A., PN                                            589,000     1,379,799
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES-1.29%
Bradespar S.A., PN                                          96,300     3,292,688
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION-5.14%
Brasil Telecom Participacoes S.A.                      143,300,000     1,890,362
Brasil Telecom Participacoes S.A., ADR                      31,500     1,025,955
Telecomunicacoes de Sao Paulo S.A ., PN                     78,800     1,674,853
Tele Norte Leste Participacoes S.A., ADR                   260,000     3,315,000
Tele Norte Leste Participacoes S.A., ON                    153,436     4,175,756
Telemar Norte Leste S.A., PNA                               51,200     1,026,721
                                                                     -----------
                                                                      13,108,647
                                                                     -----------
ELECTRIC UTILITIES-2.99%
Centrais Eletricas Brasileiras S.A., PNB               152,400,000     3,161,723
Companhia Energetica de Minas Gerais, ADR                   57,100     2,433,031
Companhia Energetica de Minas Gerais, PN                14,500,000       615,174
EDP-Energias do Brasil S.A.                                112,700     1,405,984
                                                                     -----------
                                                                       7,615,912
                                                                     -----------

See accompanying notes to financial statements.

                                                          NO. OF
DESCRIPTION                                               SHARES        VALUE
--------------------------------------------------------------------------------
FOOD PRODUCTS-2.23%
Cosan SA Industria e Comercio+                              79,900   $ 5,150,075
Perdigao S.A.                                               53,100       527,504
                                                                     -----------
                                                                       5,677,579
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES-0.71%
Diagnosticos da America S.A.+                               90,700     1,802,056
                                                                     -----------
HOUSEHOLD DURABLES-0.63%
Cyrela Brazil Realty S.A. Empreendimentos e
   Participacoes                                            96,500     1,598,487
                                                                     -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-1.06%
AES Tiete S.A., PN                                      60,400,000     1,451,219
Tractebel Energia S.A.                                     158,500     1,259,651
                                                                     -----------
                                                                       2,710,870
                                                                     -----------
INTERNET & CATALOG RETAIL-0.63%
Submarino SA+                                               79,800     1,603,559
                                                                     -----------
MACHINERY-0.56%
Iochpe Maxion S.A., PN                                     148,500     1,440,915
                                                                     -----------
MEDIA-1.15%
Net Servicos de Comunicacao SA, PN+                      2,484,700     1,343,236
Vivax S.A.+                                                111,900     1,584,722
                                                                     -----------
                                                                       2,927,958
                                                                     -----------
METALS & MINING-9.60%
Arcelor Brasil SA                                           48,284       740,686
Companhia Vale do Rio Doce, ADR PNA                        947,400    19,497,492
Gerdau S.A., PN                                             72,000     1,082,869
Usinas Siderurgicas de Minas Gerais S.A., PNA               88,100     3,160,894
                                                                     -----------
                                                                      24,481,941
                                                                     -----------
MULTILINE RETAIL-0.22%
Lojas Americanas S.A., PN                               15,900,000       573,039
                                                                     -----------
OIL, GAS & CONSUMABLE FUELS-15.22%
Petroleo Brasileiro S.A., ADR                              486,100   $38,810,224
                                                                     -----------
PAPER & FOREST PRODUCTS-1.10%
Aracruz Celulose S.A., ADR                                  39,400     2,065,348
Votorantim Celulose e Papel S.A., ADR                       47,750       743,945
                                                                     -----------
                                                                       2,809,293
                                                                     -----------
PERSONAL PRODUCTS-0.32%
Natura Cosmeticos S.A.                                      78,900       827,552
                                                                     -----------
ROAD & RAIL-1.46%
All America Latina Logistica                                54,800     3,719,589
                                                                     -----------
SOFTWARE-0.30%
Datasul+                                                    90,900       770,713
                                                                     -----------
TEXTILES, APPAREL & LUXURY GOODS-0.97%
Companhia de Tecidos Norte de Minas S.A., PN            26,500,000     2,473,374
                                                                     -----------
TOBACCO-0.28%
Souza Cruz S.A.                                             48,000       714,372
                                                                     -----------
TRANSPORTATION INFRASTRUCTURE-0.92%
Obrascon Huarte Lain Brasil S.A.+                          211,100     2,339,974
                                                                     -----------
WATER UTILITIES-1.24%
Companhia de Saneamento Basico do Estado de Sao
   Paulo, ON                                            24,290,000     2,272,716
Companhia de Saneamento de Minas Gerais+                   106,000       881,599
                                                                     -----------
                                                                       3,154,315
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES-0.86%
Vivo Participacoes S.A., ADR                               894,757     2,201,102
                                                                     -----------
TOTAL BRAZIL
   (Cost $88,291,944)                                                154,626,437
                                                                     -----------

                                 See accompanying notes to financial statements.

                                                          NO. OF
DESCRIPTION                                               SHARES        VALUE
--------------------------------------------------------------------------------
CHILE-7.03%
BEVERAGES-1.63%
Compania Cervecerias Unidas S.A.                           197,880   $   872,623
Compania Cervecerias Unidas S.A., ADR                       50,400     1,113,336
Embotelladora Andina S.A., PNA                             294,613       660,518
Embotelladora Andina S.A., PNB                             140,000       338,521
Embotelladora Andina S.A., PNB, ADR                         79,100     1,164,352
                                                                     -----------
                                                                       4,149,350
                                                                     -----------
COMMERCIAL BANKS-0.88%
Banco de Chile                                          16,906,065     1,071,313
Banco Santander Chile S.A.                              30,613,969     1,182,696
                                                                     -----------
                                                                       2,254,009
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION-0.25%
Compania de Telecomunicaciones de Chile S.A.,
   Series A                                                367,916       633,297
                                                                     -----------
ELECTRIC UTILITIES-0.72%
Enersis S.A.                                             3,780,000       850,973
Enersis S.A., ADR                                           88,300       993,375
                                                                     -----------
                                                                       1,844,348
                                                                     -----------
FOOD & STAPLES RETAILING-0.27%
Cencosud S.A.                                              280,000       684,773
                                                                     -----------
INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS-0.51%
Empresa Nacional de Electricidad S.A.                    1,474,568     1,307,357
                                                                     -----------
INDUSTRIAL CONGLOMERATES-0.44%
Empresas Copec S.A.                                        123,000     1,123,569
                                                                     -----------
MULTILINE RETAIL-0.24%
S.A.C.I. Falabella, S.A.                                   199,850       609,141
                                                                     -----------
PAPER & FOREST PRODUCTS-0.54%
Empresas CMPC S.A.                                          50,000     1,366,500
                                                                     -----------

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
WATER UTILITIES-1.55%
Inversiones Aguas Metropolitanas S.A., ADR++               192,000   $ 3,956,736
                                                                     -----------
TOTAL CHILE
   (Cost $14,633,970)                                                 17,929,080
                                                                     -----------
COLOMBIA-1.26%
COMMERCIAL BANKS-0.81%
BanColombia S.A., ADR                                       65,503     1,578,622
Corporacion Financiera Colombina                           114,800       497,990
                                                                     -----------
                                                                       2,076,612
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES-0.45%
Suramericana de Inversiones S.A.                           244,100     1,134,513
                                                                     -----------
TOTAL COLUMBIA
   (Cost $3,233,976)                                                   3,211,125
                                                                     -----------
LATIN AMERICA-0.43%
VENTURE CAPITAL-0.43%
J.P. Morgan Latin America Capital Partners
   (Cayman), L.P.+~                                        944,649       369,150
J.P. Morgan Latin America Capital Partners
   (Delaware), L.P.+~#                                   1,484,267       723,031
                                                                     -----------
TOTAL LATIN AMERICA
   (Cost $1,224,887)                                                   1,092,181
                                                                     -----------
MEXICO-26.72%
AIRLINES-0.24%
Cintra, S.A. de C.V.+                                    2,290,700       625,051
                                                                     -----------
BEVERAGES-2.53%
Embotelladoras Arca S.A., Nominative Shares                228,798       533,095
Fomento Economico Mexicano, S.A. de C.V., ADR               70,712     5,920,009
                                                                     -----------
                                                                       6,453,104
                                                                     -----------
CONSTRUCTION MATERIALS-2.86%
Cemex, S.A. de C.V., ADR                                   128,228     7,305,149
                                                                     -----------

See accompanying notes to financial statements.

                                                         NO. OF
DESCRIPTION                                              SHARES         VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION-0.48%
Telefonos de Mexico S.A. de C.V. Class L, ADR             59,300    $  1,235,219
                                                                    ------------
FOOD & STAPLES RETAILING-1.86%
Wal-Mart de Mexico, S.A. de C.V., Series V             1,208,540       3,394,038
Wal-Mart de Mexico, S.A. de C.V., Series V, ADR           47,945       1,346,478
                                                                    ------------
                                                                       4,740,516
                                                                    ------------
FOOD PRODUCTS-1.66%
Gruma S.A., Class B                                    1,002,200       2,752,406
Grupo Bimbo, S.A. de C.V., Series A                      496,100       1,493,884
                                                                    ------------
                                                                       4,246,290
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE-0.65%
Alsea, S.A. de C.V.                                      466,800       1,654,197
                                                                    ------------
HOUSEHOLD DURABLES-2.87%
Consorcio ARA, S.A. de C.V.                              384,500       1,590,778
Corporacion GEO, S.A. de C.V., Series B+                 854,500       2,844,889
Desarrolladora Homex S.A. de C.V., ADR+                   21,600         708,696
Urbi, Desarrollos Urbanos, S.A. de C.V.+                 929,400       2,165,484
                                                                    ------------
                                                                       7,309,847
                                                                    ------------
MEDIA-2.01%
Grupo Televisa S.A., ADR                                 225,600       4,356,336
Grupo Televisa S.A., CPO                                 198,400         773,376
                                                                    ------------
                                                                       5,129,712
                                                                    ------------
METALS & MINING-2.57%
Baja Mining Corp.+                                     1,357,700       1,843,474
Grupo Mexico SA de C.V., Class B                       1,644,732       4,721,028
                                                                    ------------
                                                                       6,564,502
                                                                    ------------
TRANSPORTATION INFRASTRUCTURE-1.45%
Grupo Aeroportuario del Pacifico S.A. de C.V.,
   ADR                                                   116,100       3,697,785
                                                                    ------------

                                                        NO. OF
DESCRIPTION                                          SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-7.54%
America Movil S.A. de C.V., ADR                          255,500    $  8,497,930
America Telecom, S.A. de C.V., Series A1 Shares+       1,815,500      10,727,995
                                                                    ------------
                                                                      19,225,925
                                                                    ------------
TOTAL MEXICO
   (Cost $47,715,670)                                                 68,187,297
                                                                    ------------
PERU-0.48%
COMMERCIAL BANKS-0.22%
Credicorp Limited                                         18,700         560,252
                                                                    ------------
METALS & MINING-0.26%
Compania de Minas Buenaventura S.A.u., ADR                24,200         660,176
                                                                    ------------
TOTAL PERU
   (Cost $982,845)                                                     1,220,428
                                                                    ------------
VENEZUELA-0.59%
COMMERCIAL BANKS-0.59%
Mercantil Servicios Financieros, C.A., ADR
   (Cost $1,237,752)                                     259,700       1,492,885
                                                                    ------------
GLOBAL-0.47%
VENTURE CAPITAL-0.47%
Emerging Markets Ventures I L.P.+~#
   (Cost $1,297,153)                                   2,237,292       1,193,416
                                                                    ------------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
   (Cost $163,125,086)                                               254,787,067
                                                                    ------------
SHORT TERM INVESTMENTS-1.61%
CHILEAN MUTUAL FUNDS-0.09%
Fondo Mutuo Corporativo BancoEstado                       66,575          92,644
Fondo Mutuo Security Check                                24,949         137,830
                                                                    ------------
TOTAL CHILEAN MUTUAL FUNDS
   (Cost $234,203)                                                       230,474
                                                                    ------------

                                 See accompanying notes to financial statements.

                                                    PRINCIPAL
DESCRIPTION                                       AMOUNT (000's)       VALUE
--------------------------------------------------------------------------------
GRAND CAYMAN-1.52%
Bank of America, overnight deposit, 4.25%,
   07/03/2006* (Cost $3,885,000)                      $3,885       $  3,885,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,119,203)                                                  4,115,474
                                                                   ------------
TOTAL INVESTMENTS-101.50%
   (Cost $167,244,289) (Notes B, E, G)                              258,902,541
                                                                   ------------
LIABILITIES IN EXCESS OF CASH AND OTHER
   ASSETS-(1.50)%                                                    (3,830,490)
                                                                   ------------
NET ASSETS-100.00%                                                 $255,072,051
                                                                   ============

+    Non-income producing security.

++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."

~ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H).

# As of June 30, 2006, the aggregate amount of open commitments for the Fund is $963,698. (See Note H).

* Variable rate account. Rate resets on a daily basis: amounts are available on the same business day.

ADR  American Depositary Receipts.

CPO  Ordinary Participation Certificates.

GDR  Global Depositary Receipts.

ON   Ordinary Shares.

PN   Preferred Shares.

PNA  Preferred Shares, Class A.

PNB  Preferred Shares, Class B.

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2006 (UNAUDITED)

ASSETS
Investments, at value (Cost $167,244,289) (Notes B, E, G)          $258,902,541
Cash (including $101,882 of foreign currencies with a
   cost of $116,267)                                                    101,958
Receivables:
   Investments sold                                                   1,261,647
   Dividends                                                            768,745
Prepaid expense                                                          19,632
                                                                   ------------
Total Assets                                                        261,054,523
                                                                   ------------
LIABILITIES
Payables:
   Investments purchased                                              5,224,322
   Investment advisory fees (Note C)                                    479,931
   Administration fees (Note C)                                          43,410
   Directors' fees                                                       35,676
   Other accrued expenses                                               159,434
   Chilean taxes                                                         39,699
                                                                   ------------
Total Liabilities                                                     5,982,472
                                                                   ------------
NET ASSETS (applicable to 6,322,240 shares of common stock
   outstanding) (Note D)                                           $255,072,051
                                                                   ============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 6,322,240 shares issued and
   outstanding (100,000,000 shares authorized)                     $      6,322
Paid-in capital                                                     140,606,867
Undistributed net investment income                                   3,336,204
Accumulated net realized gain on investments and foreign
   currency related transactions                                     19,485,432
Net unrealized appreciation in value of investments and
   translation of other assets and liabilities denominated
   in foreign currencies                                             91,637,226
                                                                   ------------
Net assets applicable to shares outstanding                        $255,072,051
                                                                   ============
NET ASSET VALUE PER SHARE ($255,072,051 / 6,322,240)               $      40.35
                                                                   ============
MARKET PRICE PER SHARE                                             $      36.25
                                                                   ============

                                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME
Income (Note B):
   Dividends                                                        $ 5,001,815
   Interest                                                              33,594
   Less: Foreign taxes withheld                                        (345,976)
                                                                    -----------
   Total Investment Income                                            4,689,433
                                                                    -----------
Expenses:
   Investment advisory fees (Note C)                                  1,032,732
   Custodian fees                                                       159,432
   Administration fees (Note C)                                         124,265
   Directors' fees                                                       43,500
   Audit and tax fees                                                    42,151
   Accounting fees                                                       39,313
   Printing (Note C)                                                     35,315
   Legal fees                                                            27,273
   Stock exchange listing fees                                           11,745
   Shareholder servicing fees                                             9,521
   Insurance                                                              3,372
   Miscellaneous                                                         11,453
   Brazilian taxes (Note B)                                              20,780
   Chilean taxes (Note B)                                               (26,433)
                                                                    -----------
   Total Expenses                                                     1,534,419
   Less: Fee waivers (Note C)                                            (1,700)
                                                                    -----------
      Net Expenses                                                    1,532,719
                                                                    -----------
   Net Investment Income                                              3,156,714
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
   Investments                                                       14,328,758
   Foreign currency related transactions                                (23,974)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated
   in foreign currencies                                             14,758,870
Net realized and unrealized gain on investments and foreign         -----------
   currency related transactions                                     29,063,654
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $32,220,368
                                                                    ===========

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE
                                                           SIX MONTHS
                                                              ENDED            FOR THE
                                                          JUNE 30, 2006      YEAR ENDED
                                                           (UNAUDITED)    DECEMBER 31, 2005
                                                          -------------   -----------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                                   $  3,156,714       $  3,861,207
   Net realized gain on investments and foreign
      currency related transactions                          14,304,784         45,732,308
   Net change in unrealized appreciation in
      value of investments and translation  of
      other assets and liabilities denominated
      in foreign currencies                                  14,758,870         23,975,296
      Net increase in net assets resulting from            ------------       ------------
      operations                                             32,220,368         73,568,811
                                                           ------------       ------------
Dividends and distributions to shareholders:
   Net investment income                                             --         (3,161,120)
   Net realized gain on investments                                  --         (1,770,227)
                                                           ------------       ------------
      Total dividends and distributions to shareholders              --         (4,931,347)
                                                           ------------       ------------
      Total increase in net assets                           32,220,368         68,637,464
                                                           ------------       ------------
NET ASSETS
Beginning of period                                         222,851,683        154,214,219
                                                           ------------       ------------
End of period*                                             $255,072,051       $222,851,683
                                                           ============       ============

----------
* Includes undistributed net investment income of $3,336,204 and $179,490, respectively.

                                 See accompanying notes to financial statements.

                       This page intentionally left blank.

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS(S)

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                  FOR THE
                                                 SIX MONTHS
                                                   ENDED       FOR THE YEARS ENDED DECEMBER 31,
                                               JUNE 30, 2006   --------------------------------
                                                (UNAUDITED)       2005       2004       2003
                                               -------------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $  35.25        $  24.39   $  17.74   $  11.55
                                                --------        --------   --------   --------
Net investment income/(loss)                        0.50            0.61       0.45+      0.34+
Net realized and unrealized gain/(loss) on
   investments and foreign currency related
   transactions                                     4.60           11.03       6.66       5.99
                                                --------        --------   --------   --------
Net increase/(decrease) in net assets
   resulting from operations                        5.10           11.64       7.11       6.33
                                                --------        --------   --------   --------
Dividends and distributions to shareholders:
   Net investment income                              --           (0.50)     (0.46)     (0.14)
   Net realized gain on investments and
      foreign currency related transactions           --           (0.28)        --         --
                                                --------        --------   --------   --------
Total dividends and distributions to
   shareholders                                       --           (0.78)     (0.46)     (0.14)
                                                --------        --------   --------   --------
Anti-dilutive impact due to capital shares
   tendered or repurchased                            --              --         --         --
                                                --------        --------   --------   --------
Net asset value, end of period                  $  40.35        $  35.25   $  24.39   $  17.74
                                                ========        ========   ========   ========
Market value, end of period                     $  36.25        $  30.46   $  21.64   $  15.26
                                                ========        ========   ========   ========
Total investment return (a)                        19.01%          44.06%     45.04%     59.15%
                                                ========        ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)         $255,072        $222,852   $154,214   $112,178
Ratio of expenses to average net assets
   (b)                                              1.20%(d)        1.33%      1.41%      1.37%
Ratio of expenses to average net assets,
   excluding fee waivers                            1.20%(d)        1.33%      1.41%      1.37%
Ratio of expenses to average net assets,
   excluding taxes                                  1.20%(d)        1.26%      1.40%      1.49%
Ratio of net investment income/(loss) to
  average net assets                                2.47%(d)        2.13%      2.36%      2.49%(c)
Portfolio turnover rate                            16.48%          75.60%     69.80%     62.62%

(S) Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.

* Based on actual shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and December 31, 2001.

** Based on actual shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and December 31, 2002.

+    Based on average shares outstanding.

~ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

#    Impact of the Fund's self-tender program.

                                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS(S)

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                 2002       2001        2000        1999       1998       1997       1996
                                               -------    --------    --------    --------   -------    --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $ 15.06    $  16.60    $  18.57    $  10.96   $ 18.77    $  18.41   $  16.27
                                               -------    --------    --------    --------   -------    --------   --------
Net investment income/(loss)                      0.01**      0.41*      (0.11)+      0.07+     0.16        0.16       0.21
Net realized and unrealized gain/(loss) on
   investments and foreign currency related
   transactions                                  (3.41)      (1.50)      (2.44)       7.07     (7.85)~      2.01       2.00
                                               -------    --------    --------    --------   -------    --------   --------
Net increase/(decrease) in net assets
   resulting from operations                     (3.40)      (1.09)      (2.55)       7.14     (7.69)       2.17       2.21
                                               -------    --------    --------    --------   -------    --------   --------
Dividends and distributions to shareholders:
   Net investment income                         (0.21)      (0.57)      (0.08)         --     (0.12)      (0.17)     (0.07)
   Net realized gain on investments and
      foreign currency related transactions         --          --          --          --        --       (1.64)        --
                                               -------    --------    --------    --------   -------    --------   --------
Total dividends and distributions to
   shareholders                                  (0.21)      (0.57)      (0.08)         --     (0.12)      (1.81)     (0.07)
                                               -------    --------    --------    --------   -------    --------   --------
Anti-dilutive impact due to capital shares
   tendered or repurchased                        0.10#       0.12#       0.66        0.47        --          --         --
                                               -------    --------    --------    --------   -------    --------   --------
Net asset value, end of period                 $ 11.55    $  15.06    $  16.60    $  18.57   $ 10.96    $  18.77   $  18.41
                                               =======    ========    ========    ========   =======    ========   ========
Market value, end of period                    $  9.67    $  12.15    $ 12.875    $  13.76   $ 7.834    $ 14.918   $ 15.259
                                               =======    ========    ========    ========   =======    ========   ========
Total investment return (a)                     (18.83)%     (1.07)%     (5.87)%     75.65%   (46.63)%     10.29%      9.18%
                                               =======    ========    ========    ========   =======    ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)        $73,045    $112,009    $145,281    $123,262   $86,676    $148,130   $145,230
Ratio of expenses to average net assets
   (b)                                            3.06%       1.51%       2.13%       2.14%     2.41%       1.89%      1.69%
Ratio of expenses to average net assets,
   excluding fee waivers                          3.06%       1.51%       2.19%       2.22%     2.60%       2.02%      1.80%
Ratio of expenses to average net assets,
   excluding taxes                                1.52%       1.40%       2.03%       2.05%     1.77%       1.65%        --
Ratio of net investment income/(loss) to
  average net assets                              0.21%       2.52%      (0.55)%      0.46%     1.12%       0.77%      1.16%
Portfolio turnover rate                          75.28%     101.73%     125.83%     161.71%   142.35%     111.83%     43.22%

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

(c) Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 2.36%.

(d)  Annualized.

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. ORGANIZATION

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At June 30, 2006, the Fund held 0.90% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $2,522,040 and fair value of $2,285,597. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the six months ended June 30, 2006, the Fund incurred $20,780 of such expense.

For Chilean securities the Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2006, the Fund accrued no such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the six months ended

June 30, 2006, Credit Suisse earned $1,032,732 for advisory services, of which Credit Suisse waived $1,700. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2006, Credit Suisse was reimbursed $9,874 for administrative services rendered to the Fund.

Celfin Capital Servicios Financieros S.A. ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to Credit Suisse, calculated weekly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2006, these sub-advisory fees amounted to $113,595.

For the six months ended June 30, 2006, Celfin earned approximately $62 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2006, BSFM earned $71,240 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.s") (approximately $68,000 at June 30, 2006) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the six months ended June 30, 2006, the administration fees and accounting fees amounted to $43,151 and $3,372, respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2006, Merrill was paid $18,171 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,322,240 shares outstanding at June 30, 2006, Credit Suisse owned 13,746 shares.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended June 30, 2006, purchases and sales of securities, other than short-term investments, were $48,413,171 and $41,961,381, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the

Federal Funds rate plus 0.50%. During the six months ended June 30, 2006, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

At June 30, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $167,689,043, $96,753,383, $(5,539,885) and $91,213,498, respectively.

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                        NUMBER                                         FAIR                 PERCENT
                          OF           ACQUISITION                   VALUE AT    VALUE PER   OF NET  DISTRIBUTIONS      OPEN
SECURITY             UNITS/SHARES        DATE(S)           COST      06/30/06   UNIT/SHARE   ASSETS     RECEIVED    COMMITMENTS
-------------------  ------------  -------------------  ----------  ----------  ----------  -------  -------------  -----------
Emerging Markets
   Ventures I L.P.     2,226,890   01/22/98 - 07/01/05  $1,288,044  $1,187,867     $0.53      0.47
                          10,402         01/10/06            9,109       5,549      0.53      0.00
                       ---------                        ----------  ----------                ----     ----------     --------
                       2,237,292                         1,297,153   1,193,416                0.47     $1,216,174     $262,708
                       ---------                        ----------  ----------                ----     ----------     --------
J.P. Morgan Latin
   America Capital
   Partners
  (Cayman), L.P.         914,628   04/10/00 - 08/02/05     539,129     357,418      0.39      0.14
                          30,021         06/27/06           30,021      11,732      0.39      0.01
                       ---------                        ----------  ----------                ----     ----------     --------
                         944,649                           569,150     369,150                0.15        776,087           --
                       ---------                        ----------  ----------                ----     ----------     --------
J.P. Morgan Latin
   America Capital
   Partners
   (Delaware), L.P.    1,470,896   04/10/00 - 08/02/05     643,985     716,518      0.49      0.28
                          13,371        03/09/06            11,752       6,513      0.49      0.00
                       ---------                        ----------  ----------                ----     ----------     --------
                       1,484,267                           655,737     723,031                0.28      1,305,115      700,990
                       ---------                        ----------  ----------                ----     ----------     --------
Total                                                   $2,522,040  $2,285,597                0.90     $3,297,376     $963,698
                                                        ==========  ==========                ====     ==========     ========

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 20, 2006, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1) To re-elect two directors (Mr. Arzac and Mr. Rappaport) and to elect two directors (Mr. Fox and Mr. Haber) to the Board of Directors of the Fund:

NAME OF DIRECTOR                    FOR       WITHHELD
----------------                 ---------   ---------
Enrique R. Arzac (Class III)     4,971,756     304,319
Lawrence J. Fox (Class III)      5,086,500     189,575
Lawrence D. Haber (Class I)      3,771,418   1,504,657
Steven N. Rappaport (Class II)   4,973,172     302,903

In addition to the directors elected at the Meeting, James J. Cattano and Martin
M. Torino continue to serve as directors of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-    Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CREDIT SUISSE"), AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CREDIT SUISSE SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 18, 2006.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

Computershare, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program.

The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

          -    By calling 1-800-293-1232;

          -    On the Fund's website, www.credit-suisse.com/us

          - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

SINGLE COUNTRY

The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY

The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME

Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

LITERATURE REQUEST -- Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the
Internet: http://www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Allocation Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC ("AMEX"). The Fund's AMEX trading symbol is LAQ. Its investment objective is long-term capital appreciation through investments primarily in Latin America equity securities. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

The Fund's market price is published in THE NEW YORK TIMES (daily) under the designation "LatAEqty". THE WALL STREET JOURNAL (daily) under the designation of "LatAmEq", and BARRON'S (each Monday) under the designation "Latin Amer Eq". Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac           Chairman of the Board  of Directors
James J. Cattano           Director
Lawrence J. Fox            Director
Lawrence D. Haber          Director
George W. Landau           Honorary Director
Steven N. Rappaport        Director
Martin M. Torino           Director
Steven B. Plump            Chief Executive Officer and President
Matthew J.K. Hickman       Chief Investment Officer
J. Kevin Gao               Senior Vice President and Secretary
Ajay Mehra                 Chief Legal Officer
Emidio Morizio             Chief Compliance Officer
Michael A. Pignataro       Chief Financial Officer
Robert Rizza               Treasurer
John E. Smith, Jr.         Assistant Treasurer
Brooke Brown               Assistant Secretary
Karen Regan                Assistant Secretary

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.
Apoquindo 3721, Piso 19
Santiago, Chile

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[AMERICAN STOCK EXCHANGE(R) LOGO]
LISTED
LAQ

LAQ-SAR-0606

ITEM 2. CODE OF ETHICS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2006.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     THE LATIN AMERICA EQUITY FUND, INC.


     /s/ Steven B. Plump
     ------------------------------
     Name: Steven B. Plump
     Title: Chief Executive Officer
     Date: September 5, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     /s/ Steven B. Plump
     ------------------------------
     Name: Steven B. Plump
     Title: Chief Executive Officer
     Date: September 5, 2006


     /s/ Michael A. Pignataro
     ------------------------------
     Name: Michael A. Pignataro
     Title: Chief Financial Officer
     Date: September 5, 2006